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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 27, 2004
                                                          ------------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 27, 2004 the Registrant amended its Credit Agreement dated as of November 6, 2003 with a syndicate of five banks. The amendment extended the term of the Company's unsecured $150 million revolving credit facility (the Credit Facility) for one year, to mature in November 2007. The amendment also revised the pricing schedule for the Credit Facility and restated certain covenants effective with the issuance of the Company's 6 percent Subordinated Debentures due 2014. These Subordinated Debentures are expected to be issued October 26, 2004. Following the amendment, borrowings under the Credit Facility bear interest, at the Company's option, at (i) LIBOR plus a variable premium or (ii) the greater of Prime or the Federal Funds rate plus .50 percent. LIBOR advances may be based upon the one, two, three, or six-month LIBOR. The variable premium over LIBOR is based on certain financial ratios, and can range from 37.5 to 67.5 basis points. Additionally, a facility fee is payable quarterly on the total commitment and varies from 12.5 to 20.0 basis points based upon the Company's capitalization ratio. Availability of funds under the Credit Facility is reduced by the amount of certain outstanding letters of credit.

Borrowings under the Agreement require the Company, among other things, to maintain certain minimum levels of net worth and meet certain minimum financial ratios.

A copy of the amendment is attached as Exhibit 4.1.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

       4.1 First Amendment to Credit Agreement dated as of September 27, 2004 among the Registrant and Standard Federal Bank and other banking institutions and Standard Federal Bank (as Agent).





















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on September 29, 2004.

                                   MUELLER INDUSTRIES, INC.

                                   By:  /s/ Kent A. McKee
                                        -------------------
                                        Name:   Kent A. McKee
                                        Title:  Vice President and Chief
                                                Financial Officer











































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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

       4.1 First Amendment to Credit Agreement dated as of September 27, 2004 among the Registrant and Standard Federal Bank and other banking institutions and Standard Federal Bank (as Agent).